UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of report (Date of earliest event reported): January 12, 2006
VITRIA TECHNOLOGY, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-27207 (Commission File Number)	77-0386311 (I.R.S. Employer Identification No.)
945 Stewart Drive
Sunnyvale, CA 94085
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (408) 212-2700
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Amendment to Non-Employee Director Compensation Policy
On January 12, 2006, the Board of Directors of Vitria Technology, Inc. amended Vitria’s Non-Employee Director Compensation Policy, to provide that in addition to the compensation previously provided therein, certain outside directors would be compensated as follows:
1. In consideration for his service as a non-employee Chairman of the Board of Directors and Chairman of the Strategic Committee of the Board of Directors, Mr. Harry Van Wickle will receive a monthly cash retainer of $15,000. Mr. Van Wickle will also receive $1,000 for each meeting of the Strategic Committee that occurred prior to his appointment as Chairman. The Strategic Committee was formed to work with management and Vitria’s advisors to explore the full range of strategic alternatives available to Vitria.
2. Messrs. Dennis P. Wolf and J. Alberto Yépez, each a non-employee member of the Strategic Committee, will receive $1,000 for each past and future meeting of such committee. The Board of Directors also approved a payment of $5,000 to Mr. Yépez in recognition of his service as the prior Chairman of the Strategic Committee.
Item 2.02. Results of Operations and Financial Condition.
On January 17, 2006, Vitria Technology, Inc. issued a press release announcing preliminary results for its fourth quarter ended December 31, 2005 entitled “Vitria Board Appoints Van Wickle Chairman and Announces Preliminary Fourth Quarter 2005 Results.” The press release is attached as Exhibit 99.1 and is incorporated herein by reference.
The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Vitria Technology, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits

Exhibit
Number	Description

99.1	Press Release, dated January 17, 2006 entitled “Vitria Board Appoints Van Wickle Chairman and Announces Preliminary Fourth Quarter 2005 Results.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITRIA TECHNOLOGY, INC.
Dated: January 17, 2006	By:	/s/ Michael D. Perry
Michael D. Perry
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated January 17, 2006 entitled “Vitria Board Appoints Van Wickle Chairman and Announces Preliminary Fourth Quarter 2005 Results.”